Exhibit 10.5

Execution Copy

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”), entered into and effective as of October 8, 2010, by and between ESH STRATEGIES BRANDING LLC, a Delaware limited liability company (“Licensor”), and ESA 2007 OPERATING LESSEE INC., a Delaware Corporation (“Licensee”).

BACKGROUND

A. Licensor is the owner of (i) the trademarks, service marks and trade names EXTENDED STAY DELUXE, EXTENDED STAY AMERICA, STUDIOPLUS, CROSSLAND, HOMETOWN INN, HOMESTEAD STUDIO SUITES and HOMESTEAD VILLAGE (collectively, the “Names”), (ii) the trademarks shown and described in Schedule A hereto (hereinafter the “Marks”) and (iii) the Internet domain name registrations listed on Schedule B hereto (hereinafter the “Websites”).

B. Licensee is the owner or lessee, as applicable, of the property(ies) listed on Schedule C hereto (each, a “Hotel” and collectively, the “Hotels”).

C. Licensee has entered into, or will enter into, a Management Agreement with HVM L.L.C. (the “Manager”) to manage the Hotels.

D. Licensee wishes to use the Names, the Marks and the Websites in connection with its operation of the Hotels, and Licensor is willing to grant Licensee a license to use the Names, the Marks and the Websites in connection with the operation of the Hotels, all on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

GRANT OF LICENSES

1.1. License of Marks. Subject to the terms and conditions hereinafter set forth, Licensor grants to Licensee a non-exclusive and non-transferable right to use the Marks in connection with the operation of the Hotels.

1.2. License of the Names. Licensor hereby grants Licensee a non-exclusive and non-transferable right to use the Names in connection with the operation of the Hotels as the trade names and/or corporate names to identify itself, subject to the terms and conditions set forth in this Agreement.

1.3. License of Websites. Licensor hereby grants to Licensee a non-exclusive and non-transferable right to use the Websites in connection with the operation of the Hotels, subject to the terms and conditions set forth in this Agreement.

1.4. Limitation of License. The license granted herein is personal to Licensee and any entity operating the Hotels on behalf of Licensee and shall not be transferable to any entity without Licensor’s prior written consent, which may be withheld or granted in Licensor’s sole and absolute discretion. Licensee shall have no right to grant additional licenses for use of the Names, the Marks and the Websites.

ARTICLE 2

ACKNOWLEDGMENT OF LICENSOR’S RIGHTS

2.1. Ownership and Validity. Licensee acknowledges Licensor’s ownership of the entire right, title and interest in and to the Websites, the Marks and the Names and all trademark and service mark registrations and applications which include the Marks and/or Names in the United States and Canada, as applicable. Licensee acknowledges that its use shall not create in Licensee any right, title or interest in the Websites, the Marks or the Names and that all use of same and goodwill connected with the use thereof, symbolized thereby, and associated therewith shall inure to the benefit of Licensor. Licensee shall take no action challenging the validity of, or Licensor’s right in, the Marks, Names and Websites.

2.2. Actions Prohibited. Licensee acknowledges that any right to use the Websites, the Marks or the Names is limited to the rights granted herein. During and after the term of this Agreement, regardless of how the License is terminated, Licensee shall not:

(a) use the Marks or the Names in combination with any Names, mark, word (in English or any other language), symbol, letter or design not previously approved by Licensor in writing which approval may be withheld or granted in Licensor’s sole and absolute discretion;

(b) adopt or seek to register or take any other action to use or establish rights in any name, mark, word (in English or any other language), symbol, letter or design which is confusingly similar to the Marks or the Names;

(c) attack or perform any action, direct or indirect, which might challenge, impair or otherwise adversely affect the validity of the Marks or the Names or Licensor’s ownership thereof; or

(d) engage in any action which it knows or has reason to know would threaten, injure or diminish the image or reputation of Licensor, the Websites, the Marks or the Names.

ARTICLE 3

ENFORCEMENT AND PROTECTION OF LICENSOR’S RIGHTS

3.1. Registrations, Maintenance and Enforcement. Licensee shall promptly notify Licensor after it becomes aware of any actual or threatened infringement, misappropriation, dilution or other violation of the Marks, Names or Websites. Licensor shall have the sole right, but not the obligation, to bring any action, litigation or proceeding to remedy the foregoing, and Licensee shall cooperate with Licensor with respect to such proceedings, at Licensor’s expense.

3.2. Maintenance and Enforcement Costs. Licensor shall pay any costs required to obtain and maintain, and to protect and enforce, the Marks and Names, including, without limitation, trademark and service mark fees, license recordation and registered user fees, costs associated with legal actions against alleged infringers, and costs incurred in other enforcement proceedings deemed appropriate by Licensor.

ARTICLE 4

USE OF THE MARKS AND THE NAMES AND QUALITY CONTROL

Licensor has the right to monitor and control the quality of any products or services in connection with which the Marks or Names are used. Licensee shall strictly observe the standards, specifications and instructions set forth or approved by Licensor or its appointed representative during the effective term of this Agreement with respect to the appearance and manner of use of the Websites, the Marks and the Names, including guidelines, artwork and stylemasters for the Marks and Names as may be provided or approved by Licensor. Except as approved by Licensor prior to use, Licensee shall not use the Marks and/or the Names as a combined mark or name with any other service or trademarks whatsoever or use the Marks or the Names other than in connection with the operation of the Hotels.

ARTICLE 5

NOTICE OF NON-COMPLIANCE

5.1. Notice in Writing. If Licensor discovers that Licensee is using the Marks, the Websites and/or the Names in any manner other than as permitted herein or is otherwise not in compliance with this Agreement, Licensor shall be entitled to notify the Licensee in writing, requiring same to be rectified or remedied within 90 days.

5.2. Cure Period. If after 90 days Licensee has not corrected the noted misuse of the Marks, the Websites and/or Names, Licensor may terminate this Agreement effective immediately upon delivery of written notice of termination to Licensee.

ARTICLE 6

TERM

This Agreement shall become effective as of the date hereof and shall continue, unless sooner terminated as specifically provided herein, until December 31, 2030. This Agreement shall terminate automatically with respect to any of the Hotels upon the date that such Hotel ceases to be owned or leased, as applicable, by Licensee.

ARTICLE 7

FEES

During each calendar year of the term of this Agreement (and for a fraction of any partial calendar year), in consideration of the rights provided to Licensee under this Agreement, Licensor will be paid a fee (the “Fee”) at the rate of 0.3% of Gross Operating Revenues (as defined below) per calendar year. The Fee will be payable by Licensee in monthly installments. For purposes of this Agreement, “Gross Operating Revenues” shall mean all receipts, revenues, income and proceeds of sales of every kind received by Licensee from the operation of the

Hotels, and shall include, without limitation: room rentals; rent or other payments received from sub-tenants, licensees, and occupants of commercial and retail space located in the Hotels (provided that the income and/or revenue received by any licensees, subtenants or other occupants which are affiliates of Licensor (except for Licensee) shall not be included in Gross Operating Revenues); the proceeds of insurance received by Licensee with respect to use and occupancy or business interruption insurance; deposits forfeited and not refunded; frequent guest program payments; and any amount recovered in any legal action or proceeding or settlement thereof pertaining to room revenues or other income from the Hotels which arose out of the operation of the Hotels. Gross Operating Revenues shall exclude all sales and excise taxes and any similar taxes collected as direct taxes payable to taxing authorities; gratuities or service charges collected for payment to and paid to employees; credit or refunds to guests; proceeds of insurance, save and except for proceeds of insurance with respect to use and occupancy or business interruption insurance; proceeds of sales of depreciable property; and proceeds of condemnation. From time to time, at the Licensor’s reasonable request, Licensee shall provide Licensor with documentation that evidences Licensee’s calculation of Gross Operating Revenues.

ARTICLE 8

RIGHTS UPON TERMINATION

Upon termination of this Agreement, Licensor shall be entitled to procure immediate cancellation of any recordation of this Agreement, or registration of the Licensee as user of the Marks and/or the Names, and Licensee shall render all necessary assistance in the process of such cancellation.

ARTICLE 9

ASSIGNMENT

This Agreement shall be freely assignable by Licensor without the consent of Licensee and any such assignment shall be binding upon and shall inure to the benefit of the legal representatives, successors and assigns of Licensor and Licensee. Licensee shall not assign this agreement without the prior written consent of Licensor and any purported assignment in violation of this provision shall be null and void ab initio.

ARTICLE 10

CESSATION OF USE

10.1. Termination for Non-Compliance. In the event this Agreement is terminated for Licensee’s failure to comply with the terms herein, Licensee shall immediately cease all use of the Marks, the Names and the Websites and return or destroy all undistributed written materials bearing the Marks or the Names. Licensee agrees that it will not thereafter use any of the Marks or the Names or any other mark or trade name confusingly similar to any of the Marks or to the Names.

10.2. Damages in Event the Licensee Fails to Cease Use. If Licensee should willfully or negligently continue to use any of the Marks, the Names or the Websites outside the terms of this Agreement, Licensee shall pay to Licensor the amount of its damages and in any event, not less than $25,000 for each day that Licensee continues to use the Marks, the Names or the Websites beyond the period during which, or outside the terms under which use is permitted hereunder. Such payment shall not in any way limit any other rights or remedies otherwise available to the Licensor.

ARTICLE 11

MISCELLANEOUS

11.1. Costs Incident to Agreement. Except as otherwise set forth herein, each party shall pay its own legal, accounting and other expenses incident to this Agreement and the consummation of the transactions contemplated thereby.

11.2. Notices. Notices, statements and other communications to be given under the terms of this Agreement shall be in writing and delivered by hand against receipt or sent by certified or registered mail or by Federal Express or other similar overnight mail service as follows:

If to Licensor:	100 Dunbar Street
Spartanburg, South Carolina 29306 Attention: F. Joseph Rogers Facsimile No.: (864) 573-2090 Attention: General Counsel Facsimile No.: (864) 573-1665

with a copy to:	Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza New York, New York 10004 Attention: Henry Lebowitz, Esq. Facsimile No.: (212) 859-4000

If to Licensee:	c/o Centerbridge Partners, L.P.
375 Park Avenue New York, New York 10152 Attention: William D. Rahm Facsimile No.: (212) 672-5001 Attention: General Counsel and Scott Hopson Facsimile No.: (212) 672-4501 and (212) 672-4526

and to:	c/o Paulson & Co. Inc.
1251 Avenue of the Americas, 50th Floor New York, New York 10020 Attention: Michael Barr Facsimile No.: (212) 351-5892 Attention: General Counsel Facsimile No.: (212) 977-9505

and to:	c/o The Blackstone Group
345 Park Avenue New York, New York 10154 Attention: A.J. Agarwal Facsimile No.: (212) 583-5725 Attention: General Counsel Facsimile No.: (646) 253-8983

with a copy to:	Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza New York, New York 10004 Attention: Henry Lebowitz, Esq. Facsimile No.: (212) 859-4000

11.3. Governing Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York

11.4. Headings. The headings of Articles and Sections in this Agreement are inserted for convenience only and shall not be deemed to affect in any way the meaning of the provisions to which they refer.

11.5. Successors and Assigns Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.6. No Partnership. Nothing contained in this Agreement shall be construed to create a partnership or joint venture between Licensor and Licensee or their respective successors in interest.

11.7. Savings Clause. If any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

11.8. Waiver. No failure or delay on the part of any party in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

11.9. Non-Exclusive Nature of Expressed Remedies. All of the parties rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.10. Entire Agreement. This Agreement, together with other writings signed by the parties expressly stated to be supplementing hereto and together with any instruments to be executed and delivered pursuant to this Agreement, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. No modification or amendment of this Agreement shall be valid or binding unless made in writing and signed on behalf of the parties hereto.

11.11. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

11.12. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be duly executed on their behalf in the manner legally binding upon them.

LICENSOR:
ESH STRATEGIES BRANDING LLC, a Delaware limited liability company

By:	/s/ Ty Wallach
Name: Ty Wallach
Title: Vice President and Secretary

LICENSEE:
ESA 2007 OPERATING LESSEE INC., a Delaware corporation

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Vice President and Secretary

Affiliate License Trademark Agreement – ESA 2007 Operating Lessee Inc.

SCHEDULE A

MARKS

(United States)

	Trademark	Application/Registration Number	Country
1.	HOMESTEAD SUITES WITH DESIGN	3450814	United States

2.	SUITE OFFERS	3004515	United States

3.	1-888-STAYHSD	3125821	United States

4.	A ROOM. A KITCHEN. A REASONABLE PRICE.	3006021	United States

5.	YOU GO THE DISTANCE. WE DO THE SAME.	3028288	United States

6.	HOMESTEAD EXTENDED-STAY LODGING	2715925	United States

7.	HOMESTEAD VILLAGE	1819557	United States

8.	HOMESTEAD VILLAGE WITH DESIGN	3072952	United States

9.	HOMESTEAD INSTEAD	2482936	United States

10.	HOMESTEAD GUEST STUDIOS	2504937	United States

11.	HOMESTEAD STUDIO SUITES	2564446	United States

12.	HOMESTEAD STUDIO SUITES WITH DESIGN	3095003	United States

13.	CROSSLAND	2157514	United States

14.	CROSSLAND ECONOMY STUDIOS & DESIGN	2154308	United States

15.	THE AFFORDABLE WAY TO STAY AND STAY AND STAY	2157712	United States

16.	EXTENDED STAY AMERICA EFFICIENCY STUDIOS	2113801	United States

17.	EXTENDED STAY AMERICA EFFICIENCY STUDIO & DESIGN	2113800	United States

18.	EXTENDED STAY AMERICA EFFICIENCY STUDIOS & E DESIGN	2157547	United States

19.	EXTENDED STAY AMERICA	2021504	United States

20.	EXTENDED STAY AMERICA	2457084	United States

21.	EXTENDED STAY AMERICA & DESIGN	3496984	United States

22.	EXSTAY.COM	3055797	United States

23.	ROAD WARRIORS	2456070	United States

24	STUDIO PLUS	1509652	United States

25	STUDIO PLUS	3067826	United States

26	STUDIOPLUS DELUXE STUDIOS	2304753	United States

27	STUDIOPLUS DELUXE STUDIOS & DESIGN	2430232	United States

28.	STUDIOPLUS (Stylized)	2116171	United States

29.	EXTENDED STAY DELUXE	3016461	United States

30.	EXTENDED STAY DELUXE WITH LOGO	3198051	United States

31.	1-800-EXSTAY	3122763	United States

32		3450820	United States

33.	EXTENDED STAY HOTELS & DESIGN	3103158	United States

34.	EXTENDED STAY DELUXE HOTEL	3560270	United States

35.	HOMETOWN INN	2459037	United States

36.	YOUR PERFECT PLACE FOR AN EXTENDED STAY	1513046	United States

37.	DELUXE MORNINGS	3340696	United States

38.	DELUXE ESSENTIALS	3340697	United States

MARKS

(Foreign)

Mark	Application/Registration No.	Country
EXTENDED STAY DELUXE	Reg. No.: TMA736065 Appl No.: 1271802	Canada

EXTENDED STAY DELUXE WITH CLUSTER E LOGO	Reg. No.: TMA737259 Appl No.:1271801	Canada

EXTENDED STAY AMERICA	Reg. No.: TMA 562533 Appl No.: 0824314	Canada

EXTENDED STAY AMERICA EFFICIENCY STUDIOS	Reg. No.: TMA 562627 Appl No.: 0824409	Canada

EXTENDED STAY AMERICA EFFICIENCY STUDIOS & DESIGN	Reg. No.: TMA 562596 Appl. No.: 0824411	Canada

PORTICO	Reg. No.: TMA 562605 Appl. No.: 0826260	Canada

EXTENDED STAY DELUXE HOTEL	Reg. No.: N/A Appl. No.: 1401193	Canada

SCHEDULE B

WEBSITES

1800extstay.com

1800ext-stay.com

army-hotels.com

crossland.cc

crossland.tel

crossland.travel

crossland.us

crosslandbudgetsuites.com

crosslandeconomy.biz

crosslandeconomy.cc

crosslandeconomy.com

crosslandeconomy.net

crosslandeconomy.us

crosslandeconomystudios.biz

crosslandeconomystudios.cc

crosslandeconomystudios.co

crosslandeconomystudios.com

crosslandeconomystudios.com.mx

crosslandeconomystudios.mx

crosslandeconomystudios.net

crosslandeconomystudios.tel

crosslandeconomystudios.us

crosslandeconomysuites.com

crosslandstudio.biz

crosslandstudios.biz

crosslandstudios.cc

crosslandstudios.cm

crosslandstudios.co

crosslandstudios.com

crosslandstudios.mobi

crosslandstudios.net

crosslandstudios.travel

crosslandstudios.us

crosslandstudiosuites.com

esaarmy.com

esa-army.com

esaarmyhotels.com

esa-armyhotels.com

esaarmy-hotels.com

esaarmylodging.com

esa-armylodging.com

esaarmyus.com

esa-armyus.com

esaarmyusa.com

esa-armyusa.com

esahotels.com

esamilitary.com

esasuites.com

esausarmy.com

esa-usarmy.com

esausarmyhotels.com

esa-usarmyhotels.com

esd.travel

estadiaextendida.com

estadiaextendida.com.mx

estadiaextendida.mx

estadiaextendidaaamerica.com

estadiaextendidadelujo.com

estadiaextendidahotel.com

estadiaextendidahoteles.com

estadiasextendidas.com

estudioshomestead.com

exstay.biz

exstay.cc

exstay.com

exstay.net

exstay.us

exstayamerica.biz

exstayamerica.cc

exstayamerica.com

exstayamerica.net

exstayamerica.us

extcorp.com

extended-stay.biz

extended-stay.cc

extendedstay.cm

extendedstay.co

extendedstay.com

extended-stay.com

extendedstay.com.mx

extendedstay.mobi

extendedstay.mx

extended-stay.net

extendedstay.tel

extendedstay.travel

extended-stay.us

extendedstayamarica.com

extendedstayamerca.com

extendedstayameric.com

extendedstayamerica.biz

extendedstayamerica.cm

extendedstayamerica.co

extendedstayamerica.com

extendedstayamerica.com.mx

extendedstayamerica.mx

extendedstayamerica.net

extendedstayamerica.tel

extendedstayamerica.travel

extendedstayamerica.us

extendedstayamericaefficiency.biz

extendedstayamericaefficiency.cc

extendedstayamericaefficiency.com

extendedstayamericaefficiency.net

extendedstayamericaefficiency.us

extendedstayamericaefficiencystudios.biz

extendedstayamericaefficiencystudios.cc

extendedstayamericaefficiencystudios.com

extendedstayamericaefficiencystudios.net

extendedstayamericaefficiencystudios.us

extendedstayamericahotels.com

extendedstayamericana.com

extendedstayamericas.com

extendedstayamericastudios.biz

extendedstayamericastudios.cc

extendedstayamericastudios.com

extendedstayamericastudios.net

extendedstayamericastudios.us

extendedstayamericasuites.com

extendedstayarmy.com

extendedstay-army.com

extendedstayarmyhotels.com

extendedstay-armyhotels.com

extendedstayarmylodging.com

extendedstay-armylodging.com

extendedstayarmyus.com

extendedstay-armyus.com

extendedstayarmyusa.com

extendedstay-armyusa.com

extendedstaydelux.com

extendedstaydeluxe.cm

extendedstaydeluxe.co

extendedstaydeluxe.com

extendedstaydeluxe.com.mx

extendedstaydeluxe.mx

extendedstaydeluxe.tel

extendedstaydeluxe.travel

extendedstaydeluxehotels.com

extendedstaydeluxelodging.com

extendedstaydeluxemotels.com

extendedstaydeluxestudios.com

extendedstaydeluxesuites.com

extendedstayeconomy.com

extendedstayhotel.co

extendedstayhotel.tel

extendedstayhotels.cm

extendedstayhotels.co

extendedstayhotels.com

extendedstayhotels.com.mx

extendedstayhotels.mx

extendedstayhotels.tel

extendedstayhotels.travel

extendedstaymilitary.com

extendedstaymotel.com

extendedstaymotels.com

extendedstayplus.com

extendedstayplushotels.com

extendedstaypluslodging.com

extendedstayplusmotels.com

extendedstayplusstudios.com

extendedstayplussuites.com

extendedstaysavers.com

extendedstayselect.com

extendedstayselecthotels.com

extendedstayselectlodging.com

extendedstayselectmotels.com

extendedstayselectstudios.com

extendedstayselectsuites.com

extendedstayspecials.com

extendedstaysteals.com

extendedstaystudiosuites.com

extendedstaysuite.com

extendedstaysuites.com

extendedstayusarmy.com

extendedstay-usarmy.com

extendedstayusarmyhotels.com

extendedstay-usarmyhotels.com

extendedstayvalue.com

extendedstayvaluehotel.com

extendedstayvaluehotels.com

extendstayamerica.com

extentedstaystudiosuites.com

extstay.biz

ext-stay.biz

extstay.cc

ext-stay.cc

extstay.com

ext-stay.com

extstay.net

ext-stay.net

extstay.tel

extstay.us

ext-stay.us

extstayamerica.biz

extstayamerica.cc

extstayamerica.com

extstayamerica.net

extstayamerica.us

extstaydeals.com

famousroadwarrior.com

famousroadwarriors.com

goarmyesa.com

goarmyesahotels.com

goarmyhotels.com

goarmylodging.com

gomilitaryesa.com

gomilitaryesahotels.com

homestead.tel

homestead-deluxe.biz

homesteaddeluxe.com

homestead-deluxe.com

homestead-deluxe.info

homesteaddeluxe.mobi

homestead-deluxe.net

homestead-deluxe.org

homesteaddeluxe.tel

homesteaddeluxehotel.com

homesteaddeluxehotels.com

homesteaddeluxestudios.tel

homesteaddeluxesuite.com

homestead-deluxe-suites.biz

homesteaddeluxesuites.com

homestead-deluxe-suites.com

homestead-deluxe-suites.info

homestead-deluxe-suites.net

homestead-deluxe-suites.org

homesteaddeluxesuites.tel

homesteadeluxe.com

homesteadextendedstayhotel.com

homesteadhotel.com

homesteadhotel.mobi

homesteadhoteldeluxe.com

homesteadhoteles.com

homesteadhotels.cm

homesteadhotels.co

homesteadhotels.com

homesteadhotels.com.mx

homesteadhotels.mx

homesteadhotels.tel

homesteadhotels.travel

homesteadhotelssuites.biz

homesteadhotelssuites.com

homesteadhotelssuites.info

homesteadhotelssuites.net

homesteadhotelssuites.org

homesteadhotelsuite.com

homesteadhotelsuites.biz

homesteadhotelsuites.info

homesteadhotelsuites.net

homesteadhotelsuites.org

homesteadlodging.com

homesteadstudio.mobi

homesteadstudios.com

homesteadstudios.mobi

homesteadstudios.net

homesteadstudios.tel

homesteadstudiosites.com

homesteadstudiosuitehotels.com

homesteadstudiosuites.co

homesteadstudiosuites.com

homesteadstudiosuites.tel

homesteadstudiosuites.travel

homesteadstudiosuiteshotels.com

homestead-suite.biz

homestead-suite.com

homestead-suite.info

homesteadsuite.mobi

homestead-suite.net

homestead-suite.org

homesteadsuitehotel.biz

homesteadsuitehotel.com

homesteadsuitehotel.info

homesteadsuitehotel.net

homesteadsuitehotel.org

homesteadsuitehotels.com

homestead-suites.biz

homesteadsuites.cm

homesteadsuites.co

homesteadsuites.com.mx

homestead-suites.info

homesteadsuites.mx

homestead-suites.net

homestead-suites.org

homesteadsuites.tel

homestead-suites-deluxe.biz

homestead-suites-deluxe.com

homestead-suites-deluxe.info

homestead-suites-deluxe.net

homestead-suites-deluxe.org

homesteadsuiteshotel.biz

homesteadsuiteshotel.com

homesteadsuiteshotel.info

homesteadsuiteshotel.net

homesteadsuiteshotel.org

homesteadsuiteshotels.biz

homesteadsuiteshotels.com

homesteadsuiteshotels.info

homesteadsuiteshotels.net

homesteadvillage.com

hotelesestadiaextendida.com

hotelesestadiaextendida.com.mx

hotelesestadiaextendida.mx

hoteleshomestead.com

hotelestadiaextendida.com

hotelestadiasextendidas.com

hoteltravelertips.com

militaryesa.com

militaryextendedstayamerica.com

roadwarrioraccommodations.com

roadwarriorhotels.com

roadwarriorlodging.com

roadwarriors.com

roadwarriorsuites.com

roadwarriortips.com

roadwarriortips.travel

stayextended.com

stayhsd.com

stayhsd.net

staynormal.com

staynormal.net

studioplus.biz

studioplus.cc

studioplus.cm

studioplus.co

studioplus.com

studioplus.com.mx

studioplus.mx

studioplus.tel

studioplus.travel

studioplus.us

studioplusdeluxe.biz

studioplusdeluxe.cc

studioplusdeluxe.com

studioplusdeluxe.net

studioplusdeluxe.us

studioplusdeluxestudios.biz

studioplusdeluxestudios.cc

studioplusdeluxestudios.com

studioplusdeluxestudios.net

studioplusdeluxestudios.us

studioplusdexluxe.biz

studioplusdexluxe.cc

studioplusdexluxe.com

studioplusdexluxe.net

studioplusdexluxe.us

studioplussuites.com

suitehomestead.com

suitesavings.com

suiteshomestead.com

thehomesteadsuite.com

thehomesteadsuites.com

usaesa.com

usaextendedstay.com

veryclean.com

warrioroftheroad.com

wwwextendedstay.com

wwwstudioplus.com

xstay.biz

xstay.cc

xstay.net

xstay.us

xtended-stay.biz

xtended-stay.cc

xtended-stay.com

xtended-stay.net

xtendedstay.us

xtended- stay.us

xtendedstayamerica.biz

xtendedstayamerica.cc

xtendedstayamerica.com

xtendedstayamerica.net

xtendedstayamerica.us

SCHEDULE C

HOTELS

2355 Tiffin Avenue, Findlay, Ohio 45840

1067 Highway 315, Plains Township, Pennsylvania